SUPPLEMENT TO THE PROSPECTUS
Supplement dated September 22, 2022, to the Prospectus dated April 29, 2022.

MFS® Research International Portfolio

Effective December 31, 2022, the following is added to the table in the section entitled "Portfolio Manager(s)" under the main heading entitled "Summary of Key Information":
Portfolio Manager	Since	Title
Nicholas Paul	December 2022	Investment Officer of MFS

Effective immediately, the following is added after the tables in the sections entitled "Portfolio Manager(s)" under the main headings entitled "Summary of Key Information" and "Management of the Fund":
Effective December 31, 2022, Victoria Higley will no longer be a portfolio manager of the fund.

Effective December 31, 2022, the following is added to the table in the section entitled "Portfolio Manager(s)" under the main heading entitled "Management of the Fund":
Portfolio Manager	Primary Role	Five Year History
Nicholas Paul	Portfolio Manager, General Oversight of a Team of Investment Professionals	Employed in the investment area of MFS since 2018; Investment Product Specialist at MFS prior to 2018

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